UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2008

ASIAN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-27129	91-1922225
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 3 Jinyuan Road Daxing District Industrial Development Zone Beijing, People’s Republic of China	102600
(Address of Principal Executive Offices)	(Zip Code)

+86 10 6021 2222
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 1, 2008, Asian Financial, Inc. (the “Company”) announced the appointment of Mr. William D. Suh (age 43) to serve as the new Chief Financial Officer of the Company, effective October 1, 2008. Prior to joining the Company and since 1990, Mr. Suh was an accountant with Ganze & Company, a CPA firm in Napa, California, where he was elected to the partnership in 1997. Mr. Suh has extensive experience in public accounting, including auditing, tax planning, and financial and accounting consulting services, and has worked in various industries, including manufacturing, distribution, wineries and vineyards. He has advised numerous private companies in the areas of business planning, strategic planning, budgeting, reporting, and financing. There are no related party transactions between the Company and Mr. Suh reportable under Item 404(a) of Regulation S-K.

In connection with Mr. Suh’s appointment as Chief Financial Officer of the Company, the Company entered into an employment agreement with Mr. Suh. Under the terms of his employment agreement, Mr. Suh: (a) will receive a base salary of $192,000 per year, subject to annual increases at the discretion of the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”), (b) will receive a grant of 100,000 stock options (the “Options”) to purchase shares of the Company’s common stock at the public offering price on the effective date of the Company’s public offering and listing of its common stock on the Nasdaq Stock Market’s Global Market or Global Select Market, the New York Stock Exchange or another comparable national stock exchange or marketplace approved by the Board of Directors of the Company, with a quarter of the Options to vest and become exercisable on October 1, 2010 and the remainder of such Options to vest ratably on a monthly basis through October 1, 2013, (c) will be eligible for annual bonuses, the amount of which is subject to the sole discretion of the Compensation Committee, and (d) will be eligible to receive any other perquisites and benefits offered by the Company to executive officers.

A copy of the press release issued by the Company on October 1, 2008 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	Employment Agreement dated September 30, 2008, by and between Asian Financial, Inc. and William D. Suh.

Exhibit 99.1	Press Release, dated October 1, 2008, issued by Asian Financial, Inc.

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASIAN FINANCIAL, INC. (REGISTRANT)

Date: October 1, 2008	By:	/s/ Wenhua Guo
Name: Wenhua Guo
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit 10.1	Employment Agreement dated September 30, 2008, by and between Asian Financial, Inc. and William D. Suh.

Exhibit 99.1	Press Release, dated October 1, 2008, issued by Asian Financial, Inc.